UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2014

PARKWAY PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11533	74-2123597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, 390 North Orange Avenue, Suite 2400, Orlando, Florida 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Parkway Properties, Inc. (the “Company”) is re-issuing its historical consolidated financial statements for the years ended December 31, 2012, 2011 and 2010, in connection with the requirements of generally accepted accounting principles (“GAAP”). GAAP provisions require, among other things, that the results of operations of certain of the Company’s real properties which have been sold or are held for sale, be classified as discontinued operations and segregated in the Company’s Consolidated Statements of Operations. In compliance with GAAP, the Company has presented the net operating results of those properties sold or classified as held for sale through September 30, 2013 as discontinued operations for all periods presented in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (including the comparable periods of the prior year). Under requirements of the Securities Exchange Commission (the "SEC"), the same reclassification of continuing and discontinued operations as prescribed by GAAP is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the reclassification. The reclassification has no effect on the Company’s reported stockholders’ equity or net income (loss) attributable to common stockholders.

This Current Report on Form 8-K updates Items 6, 7, 7A and 8 of the Company’s Form 10-K for the year ended December 31, 2012 (the "Form 10-K"), to reflect the results of operations for the Company’s real properties which have been sold prior to or are held for sale at September 30, 2013, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Company's filings with the SEC subsequent to the filing of the Form 10-K, including its Quarterly Reports of Form 10-Q for the quarter ended March 31, 2013, June 30, 2013 and September 30, 2013. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

23.1	Consent of Ernst & Young LLP
23.2	Consent of KPMG LLP
99.1	Updated financial information in Items 6, 7, 7A and 8 of Parkway Properties, Inc.'s Report on Form 10-K for the years ended December 31, 2012, 2011 and 2010
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 3, 2014

PARKWAY PROPERTIES, INC.

By: /s/ Jeremy R. Dorsett
Jeremy R. Dorsett
Executive Vice President and
General Counsel